                                                                    EXHIBIT 32.2

                           CERTIFICATION OF PRESIDENT
     PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the "Company") for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Michael J. Mayell, President of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: November 9, 2004

                                       /s/ Michael J. Mayell
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                                       Michael J. Mayell
                                       President

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